                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       5
                             TOP TEN HOLDINGS       5
                         CURRENT DISTRIBUTION       6
              Q&A WITH YOUR PORTFOLIO MANAGER       7
                            GLOSSARY OF TERMS      11
                      A FOCUS ON SENIOR LOANS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      26
                NOTES TO FINANCIAL STATEMENTS      31
               REPORT OF INDEPENDENT AUDITORS      38

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      39
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      40
              TRUSTEE AND OFFICER INFORMATION      41

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
August 20, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY DURING 2002'S FIRST AND SECOND QUARTERS CONTINUED TO DEPICT A GROWING ECONOMY. GROWTH MOVED DRAMATICALLY HIGHER IN THE FIRST QUARTER AND SUBSIDED DURING THE SECOND QUARTER. MANUFACTURING AND INDUSTRIAL PRODUCTION CONTINUED TO SHOW SIGNS OF IMPROVEMENT.

CONSISTENT WITH SUCH POSITIVE DEVELOPMENTS, CONSUMER SPENDING REMAINED STRONG-- BUOYED BY RISING INCOMES AND STABILIZING UNEMPLOYMENT--WHILE GOVERNMENT AND BUSINESS EXPENDITURES ROSE THROUGHOUT MOST OF THE REPORTING PERIOD.

HOWEVER, AS JULY 2002 PROGRESSED, STATISTICAL DATA REFLECTED AN ECONOMY REACTING TO UNCERTAIN WORLD EVENTS AND DECLINING EQUITY PRICES AT HOME. BY THE END OF THE MONTH, SOME MARKET OBSERVERS SUGGESTED U.S. ECONOMIC GROWTH MIGHT TAKE A SLOWER PATH THAN ORIGINALLY PROJECTED BY THE FEDERAL RESERVE BOARD (THE FED).

AGAINST THIS BACKDROP, THE FED TOOK A WAIT-AND-SEE APPROACH AND LEFT INTEREST RATES AT 1.75 PERCENT DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(June 30, 2000--June 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                           -1.60
Sep 01                                                                           -0.30
Dec 01                                                                            2.70
Mar 02                                                                            5.00
Jun 02                                                                            1.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(July 31, 2000--July 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.70
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of July 31, 2002)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
One-year total return(1)                                     -4.06%
-----------------------------------------------------------------------
Life-of-Fund average annual total return(1)                   0.88%
-----------------------------------------------------------------------
Commencement date                                           3/27/98
-----------------------------------------------------------------------
Distribution rate(2)                                          4.69%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $7.75
-----------------------------------------------------------------------
One-year high net asset value (08/01/01)                      $8.49
-----------------------------------------------------------------------
One-year low net asset value (07/31/02)                       $7.75
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $7.76 and the current monthly dividend of $.0303 per share as of July 25, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing. Please consult a prospectus for more information.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--July 31, 2002)

Automotive                                                   8.0%
---------------------------------------------------------------------
Printing and Publishing                                      6.5%
---------------------------------------------------------------------
Healthcare                                                   5.9%
---------------------------------------------------------------------
Aerospace/Defense                                            5.6%
---------------------------------------------------------------------
Medical Products & Services                                  4.7%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--July 31, 2002)

Rite Aid Corp.                                               2.6%
---------------------------------------------------------------------
Charter Communications Operating, LLC                        2.2%
---------------------------------------------------------------------
Kindred Healthcare, Inc.                                     1.9%
---------------------------------------------------------------------
Allied Waste North America, Inc.                             1.9%
---------------------------------------------------------------------
Aspen Marketing Group                                        1.9%
---------------------------------------------------------------------
Barjan Products, LLC                                         1.8%
---------------------------------------------------------------------
Fairchild Corp.                                              1.8%
---------------------------------------------------------------------
Ispat Inland                                                 1.6%
---------------------------------------------------------------------
Comcorp Broadcasting, Inc.                                   1.6%
---------------------------------------------------------------------
Safelite Glass Corp.                                         1.6%
---------------------------------------------------------------------

* Excludes short-term investments

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(April 24, 1998--July 31, 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                 SENIOR FLOATING RATE FUND            3-MONTH TREASURY BILL*
                                                                 -------------------------            ----------------------
4/98                                                                        3.90                               4.97
                                                                            6.59                               5.01
                                                                            6.58                               5.08
                                                                            6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
                                                                            6.32                               4.32
                                                                            6.06                               4.48
                                                                            6.07                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.52                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                               5.30
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69
                                                                            7.45                               5.78
                                                                            7.84                               5.87
                                                                            7.88                               5.83
                                                                            7.93                               5.62
                                                                            7.98                               5.85
7/00                                                                        8.02                               6.22
                                                                            8.04                               6.31
                                                                            8.39                               6.21
                                                                            8.44                               6.39
                                                                            8.58                               6.20
                                                                            8.77                               5.89
1/01                                                                        8.91                               4.99
                                                                            9.04                               4.86
                                                                            8.40                               4.29
                                                                            7.91                               3.88
                                                                            7.52                               3.62
                                                                            7.33                               3.66
7/01                                                                        7.10                               3.52
                                                                            6.61                               3.37
                                                                            6.09                               2.37
                                                                            5.84                               2.01
                                                                            5.30                               1.73
                                                                            4.81                               1.72
1/02                                                                        4.51                               1.76
                                                                            4.29                               1.76
                                                                            4.29                               1.78
                                                                            4.49                               1.77
                                                                            4.64                               1.73
                                                                            4.64                               1.68
7/02                                                                        4.69                               1.69

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

*Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JULY
31, 2002. HOWARD TIFFEN, MANAGING DIRECTOR, IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND. HE HAS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE AND MANAGES, AS OF JULY 31, 2002, MORE THAN $7 BILLION IN SENIOR LOAN ASSETS. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE LAST 12 MONTHS?

A   The period began with the U.S.
economy in the doldrums. The September 11 terrorist attacks made a bad situation worse, causing a sharp drop in investor confidence. Business activity came to a standstill nationwide and across industries. The market seemed to recover its footing toward the end of 2001 as investors' expectations turned to imminent recovery for the U.S. economy and, as a result, for corporate profits. The equity markets also appeared to stabilize during that time and through the first few months of 2002, which provided further support to the credit markets. The bond markets were very strong in the early part of 2002 as investors sought attractive yields in what appeared to be a stabilizing environment.

    The market suffered another reversal in the spring, when a string of high-profile accounting scandals began to seriously erode investor confidence in public companies. This reversal and the slowing U.S. economy had a depressing effect on the senior loan market. The effects of increasing corporate defaults--which have tripled over the past two years--and the worst credit market since the early 1990s pushed the pricing of a number of the trust's loans lower.

Q   HOW DID THE FUND PERFORM?

A   For the 12-month period ended
July 31, 2002, the fund returned -4.06 percent based on net asset value (NAV), and not reflective of any early withdrawal charges. While the fund continued its uninterrupted record of monthly dividends, the total return for the year recognized a decrease in NAV from $8.49 per share on July 31, 2001 to $7.75 per share on July 31, 2002. In spite of the decline in the level of defaults, from
5.6 percent as of July 31, 2001, to 4.6 percent at the end of the current reporting period, the decline in the fund's net asset value was broadly spread across the portfolio, with the general fall in loan prices resulting from the perception that risk in corporate debt had increased during the last part of the period under review. As of July 31, 2002, approximately 98 percent of the fund's senior loan assets had been priced using independent pricing services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The return above does not reflect the imposition of any sales charges, and includes the reinvestment of dividends and capital gains. If sales charges were included, the return would be lower. Investment return and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE FUND?

A   The past 12 months have been
difficult for the fund, which was hindered by the slow economy, high corporate default rates and steadily falling interest rates.

    Considering we are in the worst credit market since the early 1990s, we believe that the senior-secured nature of our loans is working relatively well for us. Unlike other asset classes, senior loans are differentiated because they are the first claims on the borrower that are repaid before any payments are made to subordinated bonds or equity. In most cases, senior loans are secured by substantially all the assets of the borrowing company. In addition, senior loans earn interest at a floating-rate which adjusts to current market levels every 6 weeks or so. All of these factors help to moderate the downside risks associated with this asset class. These structural advantages also help to explain the relative stability enjoyed by the asset class as compared to the equities and bonds. The floating-rate mechanism helps to mitigate interest-rate volatility and may provide a hedge in the longer run against rising rates or inflation.

    We believe that the value of collateral cannot be overemphasized since in the event of default it represents another source of repayment independent of the borrower's cash flow. However, it is not infallible. Historically, as measured in one study by the rating agency Moody's, senior loans have enjoyed recoveries in the event of default nearly three times higher than recoveries on unsecured bonds. This study showed senior loan recovery rates of about 80 percent. It is still too early to tell (recoveries can take three or more years to be realized), but we believe that recovery rates on defaults which have occurred in the last three years will be somewhat lower, by perhaps as much as 10 percent.

Q   WHAT CAN YOU TELL US ABOUT
    THE FUND'S CREDIT QUALITY COMPARED TO THAT OF THE CORPORATE BOND MARKET?

A   It is almost impossible for us to
compare the fund's credit quality with that of a corporate bond fund. Senior loans and corporate bonds are different asset classes and the differences between them are probably greater than the similarities. The common theme is that lists of issuers of senior loans to leveraged companies are very similar to the list of issuers in a typical high-yield bond fund. The key differences are that the loans are senior and secured. If a company is reorganized, holders of senior-secured loans will likely fare much better than holders of junior, unsecured obligations. So although our loans are made to the same type of companies that would issue high-yield bonds, those factors dramatically differentiate the two.

Q   WHAT KIND OF RECOVERY DO YOU
    EXPECT ON DEFAULTED LOANS?

A   Investors in defaulted senior loans
have to be very patient. When a company runs into financial difficulties, it may take several months of work between the company's owners, management and senior creditors to define what is wrong and how it could be fixed. If the company's financial condition could be improved by reorganizing under the protection of the bankruptcy courts, that process may take up to 2 years or more. Once out of bankruptcy, it is not uncommon for a complete return to health to take an additional two years. As previously stated, history suggests that recoveries can run, on average, in the 70 to 80 percent range.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We are optimistic that the United
States may experience a sustainable economic recovery and that inflation may remain in check. This scenario should be positive for the senior-loan asset class and allow issuers to continue to improve their balance sheets in a lower interest-rate environment. The fund is typically not adversely affected by rising interest rates. With most fixed-income funds, rising interest rates mean lower bond prices and lower returns. With senior-loan funds, however, the interest that corporations pay on bank loans readjusts soon after interest-rate changes, which means rising rates don't typically hurt such funds.

    Our long-term outlook for the senior loan asset class is positive. Corporate earnings have exhibited steady improvement and corporate default rates seem, in our view, to have peaked. We believe that the Fed's strategy will, in time, begin to favor tighter monetary policy, which could result in higher interest rates on senior loans. Furthermore, positive credit events and a stronger economy could lead to improved valuations in the senior-loan market. We will continue to monitor credit conditions carefully in the senior-loan sector in general and the credit quality of our portfolio in particular. In addition, we will continue to scrutinize the financial position of the trust's borrowers and uphold our strict screening process for credit approval, both for the positions owned and for potential investments.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU ARE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt instruments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in adjustable rate senior loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the fund's management team, are important to the integrity of the fund's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the fund's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated and pay principal and interest in U.S. dollars. Please consult the prospectus for more information.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  92.0%
            AEROSPACE/DEFENSE  5.6%
 $ 2,096    Aerostructures Corp., Term
            Loan...................... NR        BB-          12/31/03         $  2,087,214
   1,796    Alliant Techsystems, Inc.,
            Term Loan................. Ba2       BB-          04/20/09            1,814,353
   3,666    DeCrane Aircraft Holdings,
            Inc., Term Loan........... B2        B+           09/30/05            3,610,982
   2,084    DRS Technologies, Inc.,
            Term Loan................. Ba3       BB-          09/30/08            2,099,882
     991    EG&G Technical Services,
            Inc., Term Loan........... B1        NR           08/20/07              991,344
   6,722    Fairchild Corp., Term
            Loan...................... B1        B+           04/30/06            6,621,119
     648    Integrated Defense
            Technologies, Inc., Term
            Loan...................... NR        NR           03/04/08              650,806
   2,914    United Defense Industries,
            Inc., Term Loan........... Ba3       BB-          08/13/09            2,923,677
                                                                               ------------
                                                                                 20,799,377
                                                                               ------------
            AUTOMOTIVE  7.3%
   3,910    AMCAN Consolidate
            Technologies, Inc., Term
            Loan...................... NR        NR           03/28/07            3,734,050
     681    Breed Technologies, Inc.,
            Term Loan (h)............. NR        NR           12/20/04              643,859
   5,156    Citation Corp., Term
            Loan...................... NR        B+           12/01/07            4,589,117
   4,850    Federal-Mogul Corp., Term
            Loan (b).................. NR        NR           02/24/04            4,783,313
   4,368    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            2,664,484

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
 $ 4,875    MetoKote Corp., Term
            Loan...................... B1        B+           11/04/05         $  4,582,500
   6,009    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            5,874,262
     499    Stoneridge, Inc., Term
            Loan...................... Ba3       BB-          04/30/08              501,244
                                                                               ------------
                                                                                 27,372,829
                                                                               ------------
            BANKING  0.2%
     840    Golden State Bancorp,
            Inc., Term Loan........... NR        NR           12/20/02              835,800
                                                                               ------------

            BEVERAGE, FOOD & TOBACCO  3.4%
   2,454    Agrilink Foods, Inc., Term
            Loan...................... B1        B+     09/30/04 to 09/30/05      2,452,525
   1,826    B & G Foods, Inc., Term
            Loan...................... B1        B+           03/31/06            1,825,910
     999    Dean Foods Co., Term
            Loan...................... Ba2       BB+          07/15/08            1,004,020
   1,401    Hartz Mountain Corp., Term
            Loan...................... NR        NR           12/31/07            1,404,422
   1,255    Land O' Lakes, Inc., Term
            Loan...................... Ba2       BBB-         10/10/08            1,168,786
   1,599    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,583,428
   2,000    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          05/22/08            2,020,000
   1,500    Southern Wine & Spirits of
            America, Inc., Term Loan.. NR        NR           07/02/08            1,507,970
                                                                               ------------
                                                                                 12,967,061
                                                                               ------------
            BROADCASTING--CABLE  2.6%
   9,542    Charter Communications
            Operating, LLC, Term
            Loan...................... Ba3       BBB-   03/18/08 to 09/18/08      8,374,539
   1,680    Olympus Cable Holdings,
            LLC, Term Loan (b)........ B2        D            09/30/10            1,375,199
                                                                               ------------
                                                                                  9,749,738
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BROADCASTING--DIVERSIFIED  3.1%
 $ 7,277    Comcorp Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03         $  5,966,924
   1,000    Cumulus Media, Inc., Term
            Loan...................... B1        B            03/28/10            1,007,250
   1,833    Hughes Electronics Corp.,
            Term Loan................. Ba3       BB           12/05/02            1,832,474
   3,422    White Knight Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03            2,806,437
                                                                               ------------
                                                                                 11,613,085
                                                                               ------------
            BROADCASTING--TELEVISION  1.7%
     500    Gray Communications
            Systems, Inc., Term
            Loan...................... Ba3       B+           09/30/09              501,562
   6,549    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           12/31/04            5,861,334
                                                                               ------------
                                                                                  6,362,896
                                                                               ------------
            BUILDINGS & REAL ESTATE  1.8%
   3,121    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05            2,964,854
   1,341    The Macerich Co., Term
            Loan...................... NR        NR     01/26/03 to 07/26/05      1,340,625
   1,800    Ventas, Inc., Term Loan... NR        NR           04/17/07            1,807,875
     452    Ventas, Inc., Revolving
            Credit Agreement.......... NR        NR           04/17/05              435,033
                                                                               ------------
                                                                                  6,548,387
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  2.5%
   3,482    Huntsman Corp., Term
            Loan...................... Caa2      NR     12/31/02 to 12/31/05      3,016,008
   2,081    Huntsman Corp., Revolving
            Credit Agreement.......... Caa2      NR           12/31/02            1,799,853
   1,000    Messer Griesheim, Term
            Loan...................... Ba3       BB     04/27/09 to 04/27/10      1,008,125
   3,099    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      3,104,307

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $   518    West American Rubber Co.,
            LLC, Term Loan............ NR        NR           11/09/03         $    518,421
                                                                               ------------
                                                                                  9,446,714
                                                                               ------------
            CONSTRUCTION MATERIAL  0.5%
     871    Dayton Superior Corp.,
            Term Loan................. Ba3       BB-          06/02/08              872,257
   5,374    Flextek Components, Inc.,
            Term Loan (a) (b)......... NR        NR           08/31/03               96,734
   1,061    Magnatrax Corp., Term
            Loan...................... NR        NR           11/15/05              921,425
                                                                               ------------
                                                                                  1,890,416
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  2.4%
   4,899    Applied Tech Management
            Corp., Term Loan.......... B1        NR           04/30/07            4,590,467
     700    LLS Corp., Term Loan (a)
            (b)....................... NR        NR           07/31/06              393,167
   1,000    Owens-Illinois, Inc., Term
            Loan...................... NR        NR           03/31/04              995,357
   2,411    Pliant Corp., Term Loan... B2        B+           05/31/08            2,420,056
     667    Silgan Holdings, Inc.,
            Term Loan................. Ba2       BB-          11/30/08              667,083
                                                                               ------------
                                                                                  9,066,130
                                                                               ------------
            DIVERSIFIED MANUFACTURING  0.7%
   2,064    Mueller Group, Inc., Term
            Loan...................... B1        B+           05/31/08            2,070,808
     360    UCAR International, Inc.,
            Term Loan................. NR        NR           12/31/07              361,127
                                                                               ------------
                                                                                  2,431,935
                                                                               ------------
            ECOLOGICAL  2.0%
   7,640    Allied Waste North
            America, Inc., Term Loan.. Ba3       BB     07/21/05 to 07/21/07      7,214,140
     368    Stericycle, Inc., Term
            Loan...................... B1        BB-          09/30/07              370,947
                                                                               ------------
                                                                                  7,585,087
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ELECTRONICS  3.9%
 $ 2,560    Audio Visual Services
            Corp., Term Loan.......... NR        NR     03/04/04 to 03/04/06   $  2,452,568
   3,003    Dynamic Details, Inc.,
            Term Loan................. B1        NR           04/22/05            2,612,476
   3,248    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            3,050,620
     997    Semiconductor Components
            Industries, LLC, Term
            Loan...................... B2        B      08/04/06 to 08/04/07        934,308
   4,674    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            3,972,796
   1,820    Viasystems, Inc., Term
            Loan...................... B3        CC           03/31/07            1,416,451
                                                                               ------------
                                                                                 14,439,219
                                                                               ------------
            ENTERTAINMENT & LEISURE  3.4%
   5,771    Fitness Holdings
            Worldwide, Inc., Term
            Loan...................... NR        B      11/02/06 to 11/02/07      5,453,357
   4,000    Metro-Goldwyn-Mayer, Inc.,
            Term Loan................. NR        NR           06/30/08            4,004,500
     997    Panavision, Inc., Term
            Loan...................... B3        CCC          03/31/05              909,402
   2,176    True Temper, Inc., Term
            Loan...................... B1        BB-          09/30/05            2,165,256
                                                                               ------------
                                                                                 12,532,515
                                                                               ------------
            FARMING & AGRICULTURE  0.9%
   3,234    The Scotts Co., Term
            Loan...................... Ba3       BB           12/31/07            3,254,186
                                                                               ------------

            FINANCE  1.4%
   3,676    Outsourcing Solutions,
            Term Loan................. B2        NR           12/10/06            3,588,342
   1,682    Rent-A-Center, Inc., Term
            Loan...................... Ba2       BB-          01/31/07            1,679,056
                                                                               ------------
                                                                                  5,267,398
                                                                               ------------
            GROCERY  0.2%
     675    Fleming Cos., Inc., Term
            Loan...................... Ba2       BB+          06/19/08              675,281
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HEALTHCARE  4.9%
 $ 5,000    Community Health Systems,
            Inc., Term Loan........... NR        NR           07/16/10         $  5,025,625
   3,972    Genesis Health Ventures,
            Inc., Term Loan........... Ba3       BB-          03/31/07            3,989,306
     985    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              982,538
   7,244    Kindred Healthcare, Inc.,
            Term Loan................. NR        NR           04/13/08            7,238,106
   1,000    Medical Staffing Network
            Holdings, Inc., Term
            Loan...................... NR        NR           10/26/06              995,625
                                                                               ------------
                                                                                 18,231,200
                                                                               ------------
            HEALTHCARE & BEAUTY  1.0%
   3,774    Mary Kay, Inc., Term
            Loan...................... Ba3       BB-          10/03/07            3,783,841
                                                                               ------------

            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.5%
     946    Brown Jordan
            International, Inc., Term
            Loan...................... Ba3       B            03/31/06              919,630
     439    Formica Corp., Term Loan
            (b)....................... NR        NR           04/30/06              402,581
   2,463    Imperial Home Decor Group,
            Inc., Term Loan (e)....... NR        NR           04/04/06            2,302,625
     752    Sleepmaster, LLC, Term
            Loan (b).................. NR        NR           12/31/06              725,736
   1,477    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           12/19/06            1,351,861
                                                                               ------------
                                                                                  5,702,433
                                                                               ------------
            HOTELS, MOTELS, INNS & GAMING  2.7%
   2,825    Aladdin Gaming, LLC, Term
            Loan (a) (b).............. NR        NR           12/31/02            2,366,316
     500    Las Vegas Sands, Inc.,
            Term Loan................. NR        B+           06/04/08              505,834
   2,456    Scientific Games Corp.,
            Term Loan................. Ba3       B+           09/30/07            2,469,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 5,564    Wyndham International,
            Inc., Term Loan........... NR        B-     06/30/04 to 06/30/06   $  4,756,716
                                                                               ------------
                                                                                 10,098,166
                                                                               ------------
            INSURANCE  2.0%
   4,825    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/31/05            4,656,125
   2,963    White Mountains Insurance
            Group, Ltd., Term Loan.... NR        NR           03/31/07            2,972,374
                                                                               ------------
                                                                                  7,628,499
                                                                               ------------
            MACHINERY  3.7%
   2,820    Alliance Laundry Systems,
            LLC, Term Loan............ B1        B            06/30/05            2,816,475
   4,370    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            4,227,775
   4,107    Gleason Corp., Term Loan.. NR        NR           02/18/08            4,106,811
   2,492    SWT Finance B.V., Term
            Loan...................... NR        D            06/30/07            1,806,956
     988    United Rentals (North
            America), Inc., Term
            Loan...................... Ba3       BB+          08/31/07              991,512
                                                                               ------------
                                                                                 13,949,529
                                                                               ------------
            MEDICAL PRODUCTS & SERVICES  4.5%
   2,269    Alliance Imaging, Inc.,
            Term Loan................. B1        B+           06/10/08            2,273,382
     577    Conmed Corp., Term Loan... Ba3       BB-          12/30/04              573,067
   3,125    Dade Behring, Inc., Term
            Loan...................... NR        NR     06/30/06 to 06/30/07      3,187,372
   1,659    DaVita, Inc., Term Loan... Ba3       BB-          03/31/09            1,665,192
   4,851    National Nephrology
            Associates, Inc., Term
            Loan...................... B1        B+           12/31/05            4,814,188
   1,746    Rotech Healthcare, Inc.,
            Term Loan................. Ba2       BB           03/31/08            1,747,079
   2,636    Unilab Corp., Term Loan... B1        BB-          11/23/06            2,649,167
                                                                               ------------
                                                                                 16,909,447
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.6%
   8,548    Ispat Inland, Term Loan... Caa2      B-     07/16/05 to 07/16/06      6,026,210
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            NATURAL RESOURCES  1.2%
 $ 5,000    Ocean Rig ASA--(Norway),
            Term Loan................. B3        NR           06/01/08         $  4,375,000
                                                                               ------------

            NON-DURABLE CONSUMER PRODUCTS  2.6%
   8,029    American Marketing
            Industries, Inc., Term
            Loan (a).................. NR        NR           04/01/04            4,014,565
     799    American Safety Razor Co.,
            Term Loan................. B1        B-           04/30/07              671,487
   1,500    Church & Dwight Co., Inc.,
            Term Loan................. Ba2       BB           09/30/07            1,512,723
   2,667    JohnsonDiversey, Inc.,
            Term Loan................. Ba3       BB-          11/03/09            2,688,811
     700    Playtex Products, Inc.,
            Term Loan................. Ba3       BB-          05/31/09              701,750
                                                                               ------------
                                                                                  9,589,336
                                                                               ------------
            PAPER & FOREST PRODUCTS  0.3%
     988    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07              965,281
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  3.3%
   9,720    Aspen Marketing Group,
            Term Loan (a)............. NR        NR           06/30/06            7,047,000
   4,677    DIMAC Holdings, Inc., Term
            Loan (a) (b) (f).......... NR        NR     09/30/02 to 12/31/05        514,446
   2,631    DIMAC Marketing Partners,
            Inc., Term Loan (a) (b)... NR        NR           01/01/05              289,389
     370    DIMAC Marketing Partners,
            Inc., Revolving Credit
            Agreement (a) (b)......... NR        NR           07/01/03               40,754
   1,600    Iron Mountain, Inc., Term
            Loan...................... Ba3       BB           02/15/08            1,611,600
   1,170    Stewart Enterprises, Inc.,
            Term Loan................. Ba3       BB           06/29/06            1,178,044
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (e)....... NR        NR           05/31/05            1,219,255

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
 $   366    Vicar Operating, Inc.,
            Term Loan................. B1        B+           09/20/08         $    367,897
                                                                               ------------
                                                                                 12,268,385
                                                                               ------------
            PHARMACEUTICALS  1.2%
   1,662    Accredo Health, Inc., Term
            Loan...................... Ba2       BB           03/31/09            1,670,812
   1,995    Caremark Rx, Inc., Term
            Loan...................... Ba2       BB+          03/31/06            2,003,313
     993    MedPointe, Inc., Term
            Loan...................... B1        B+           09/30/08              998,083
                                                                               ------------
                                                                                  4,672,208
                                                                               ------------
            PRINTING & PUBLISHING  6.6%
   2,563    21st Century Newspapers,
            Term Loan................. NR        NR           09/15/05            2,448,075
   1,911    American Media Operations,
            Inc., Term Loan........... Ba3       B+           04/01/07            1,929,075
   1,485    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            1,425,600
   5,791    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           12/10/06            5,502,343
     800    Lamar Media Corp., Term
            Loan...................... Ba2       BB-          02/01/07              804,900
   1,886    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,886,031
   1,582    Payment Processing
            Solutions, Inc., Term
            Loan...................... NR        NR           06/30/05            1,569,980
     990    PRIMEDIA, Inc., Term
            Loan...................... NR        B            06/30/09              786,225
   1,852    The Reader's Digest
            Association, Inc., Term
            Loan...................... Baa3      BB+    05/20/07 to 05/20/08      1,853,740
   5,727    Vutek, Inc., Term Loan.... B1        NR           07/31/07            5,608,120
     961    Ziff-Davis Media, Inc.,
            Term Loan................. B3        CCC-         03/31/07              824,806
                                                                               ------------
                                                                                 24,638,895
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            RETAIL--OIL & GAS  2.4%
 $ 7,285    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06         $  6,956,883
   1,935    The Pantry, Inc., Term
            Loan...................... B1        B+           01/31/06            1,904,723
                                                                               ------------
                                                                                  8,861,606
                                                                               ------------
            RETAIL--STORES  2.6%
   9,792    Rite Aid Corp., Term
            Loan...................... B2        BB-          06/27/05            9,661,909
                                                                               ------------

            TECHNOLOGY  0.4%
   1,500    The Titan Corp., Term
            Loan...................... Ba3       BB-          06/30/09            1,502,250
                                                                               ------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.8%
   1,525    Broadwing, Inc., Term
            Loan...................... Ba3       BB     11/09/04 to 06/28/07      1,304,822
     558    McLeodUSA, Inc., Term
            Loan...................... Caa2      NR           05/30/08              277,429
   9,097    Orius Corp., Term Loan.... NR        NR           12/15/06            1,478,327
                                                                               ------------
                                                                                  3,060,578
                                                                               ------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
   4,156    Pacific Crossing, Ltd.,
            Term Loan (a) (b)......... NR        NR           07/28/06              446,798
                                                                               ------------

            TELECOMMUNICATIONS--WIRELESS  1.5%
   4,527    BCP SP Ltd., Term Loan (a)
            (f)....................... NR        NR     03/31/02 to 03/31/05      1,810,910
   1,000    Cricket Communications,
            Inc., Term Loan........... NR        NR           06/30/07              247,500
   1,833    Crown Castle International
            Corp., Term Loan.......... Ba3       BB-          03/15/08            1,697,870
     783    Nextel Finance Co., Term
            Loan...................... Ba3       BB-    06/30/08 to 12/31/08        641,322
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              160,898
   1,333    Spectrasite
            Communications, Inc., Term
            Loan...................... B3        CC           12/31/07            1,144,545
                                                                               ------------
                                                                                  5,703,045
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            zTextiles & Leather  0.4%
 $ 1,677    Norcross Safety Products,
            LLC, Term Loan............ NR        NR           09/30/04         $  1,672,535
                                                                               ------------

            TRANSPORTATION--CARGO  2.6%
   3,598    Evergreen International
            Aviation, Inc., Term
            Loan...................... NR        NR           05/07/03            3,364,256
     327    Kansas City Southern
            Railway Co., Term Loan.... Ba1       BB+          06/12/08              328,149
   4,013    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            4,002,665
   1,920    Roadway Corp., Term
            Loan...................... Baa3      BBB          10/10/06            1,912,800
                                                                               ------------
                                                                                  9,607,870
                                                                               ------------
            TRANSPORTATION--PERSONAL  0.1%
     501    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/05              451,271
                                                                               ------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
     834    RailWorks Corp., Term Loan
            (a) (b)................... NR        NR           09/30/06              270,927
                                                                               ------------

            UTILITIES  0.3%
   1,167    Southern California Edison
            Co., Term Loan............ Ba2       NR           03/01/03            1,164,188
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  92.0%..........................    344,079,461
                                                                               ------------

DESCRIPTION                                                       VALUE

NOTES  1.4%
Genesis Health Ventures, Inc. ($737,600 par, 7.0375% coupon,
  maturing 04/02/07) (g)....................................         737,600
PCI Chemicals Canada, Inc. ($2,708,453 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,909,459

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
NOTES (CONTINUED)
Pioneer Cos., Inc. ($902,818 par, 10.00% coupon, maturing
  12/31/06) (g).............................................  $      608,274
Premcor Refining Group ($2,000,000 par, 4.59125% coupon,
  maturing 8/23/03) (g).....................................       1,995,000
                                                              --------------

TOTAL NOTES  1.4%...........................................       5,250,333
                                                              --------------

EQUITIES  2.2%
Audio Visual Services Corp. (39,135 common shares) (c)
  (d).......................................................         463,358
Breed Technologies, Inc. (126,731 common shares) (c) (d)....               0
DIMAC Holdings, Inc. (6,526 preferred shares) (b) (c) (d)...               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (b)
  (c) (d)...................................................               0
Flextek Components, Inc. (Warrants for 758 common shares)
  (b) (c) (d)...............................................               0
Genesis Health Ventures, Inc. (1,070 preferred shares) (c)
  (d).......................................................         122,868
Genesis Health Ventures, Inc. (91,986 common shares) (c)....       1,481,894
Imperial Home Decor Group, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (55,081 common shares) (c).........       1,861,187
Pioneer Cos., Inc. (175,147 common shares) (c) (d)..........         315,265
Rotech Healthcare, Inc. (36,040 common shares) (c)..........         702,780
Rotech Medical Corp. (3,604 common shares) (c) (d)..........               0
Safelite Glass Corp. (321,953 common shares) (c) (d)........       2,939,431
Safelite Realty (21,732 common shares) (c) (d)..............               0
Stellex Aerostructures, Inc. (33,390 common shares) (c)
  (d).......................................................         504,924
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (c)
  (d) (e)...................................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (c)
  (d) (e)...................................................               0
West American Rubber Co., LLC (6.35% ownership interest) (c)
  (d).......................................................               0
                                                              --------------

TOTAL EQUITIES..............................................       8,391,707
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $409,993,421).......................................     357,721,501
                                                              --------------

SHORT TERM INVESTMENTS  4.1%
REPURCHASE AGREEMENT  4.0%
State Street Bank and Trust ($15,000,000 par collateralized
  by U.S. Government obligations in a pooled cash account,
  dated 7/31/02, to be sold on 8/1/02 at $15,000,733) (i)...      15,000,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
yTIME DEPOSIT  0.1%
State Street Bank and Trust Corp. ($161,699 par, 0.50%
  coupon, dated 07/31/02, to be sold on 08/01/02 at
  $161,701).................................................  $      161,699
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  4.1%
  (Cost $15,161,699)........................................      15,161,699
                                                              --------------

TOTAL INVESTMENTS  99.7%
  (Cost $425,155,120).......................................     372,883,200
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.................       1,043,512
                                                              --------------

NET ASSETS  100.0%..........................................  $  373,926,712
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Restricted security.

(e) Affiliated company. See Notes to Financial Statements.

(f) The borrower is in the process of restructuring or amending the terms of this loan.

(g) Variable rate security. Interest rate shown is that in effect at July 31, 2002.

(h) Fixed rate security.

(i) A portion of this security is segregated in connection with unfunded loan commitments.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2002

ASSETS:
Total Investments (Cost $425,155,120).......................  $ 372,883,200
Receivables:
  Investments Sold..........................................      3,275,117
  Interest and Fees.........................................      2,054,624
  Fund Shares Sold..........................................         79,213
Other.......................................................        180,123
                                                              -------------
    Total Assets............................................    378,472,277
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,722,901
  Distributor and Affiliates................................        382,292
  Investment Advisory Fee...................................        302,588
  Income Distributions......................................        302,189
  Administrative Fee........................................         79,628
Accrued Expenses............................................        640,960
Trustees' Deferred Compensation and Retirement Plans........        115,007
                                                              -------------
    Total Liabilities.......................................      4,545,565
                                                              -------------
NET ASSETS..................................................  $ 373,926,712
                                                              =============
NET ASSET VALUE PER COMMON SHARE
  ($373,926,712 divided by 48,225,801 shares outstanding)...  $        7.75
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 48,225,801 shares issued and
  outstanding)..............................................  $     482,258
Paid in Surplus.............................................    620,540,751
Accumulated Undistributed Net Investment Income.............      2,490,890
Net Unrealized Depreciation.................................    (52,271,920)
Accumulated Net Realized Loss...............................   (197,315,267)
                                                              -------------
NET ASSETS..................................................  $ 373,926,712
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 31,118,411
Other.......................................................     1,500,852
                                                              ------------
    Total Income............................................    32,619,263
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,610,241
Administrative Fee..........................................     1,213,222
Service Fee.................................................       727,933
Custody.....................................................       198,122
Legal.......................................................       190,644
Trustees' Fees and Related Expenses.........................        35,090
Other.......................................................     1,132,838
                                                              ------------
    Total Expenses..........................................     8,108,090
    Less Credits Earned on Cash Balances....................         1,364
                                                              ------------
    Net Expenses............................................     8,106,726
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 24,512,537
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(62,941,572)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (67,046,131)
  End of the Period.........................................   (52,271,920)
                                                              ------------
Net Unrealized Appreciation During the Period...............    14,774,211
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(48,167,361)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(23,654,824)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                       YEAR ENDED        YEAR ENDED
                                                      JULY 31, 2002    JULY 31, 2001
                                                      -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $  24,512,537    $   79,684,458
Net Realized Loss...................................    (62,941,572)     (134,371,044)
Net Unrealized Appreciation During the Period.......     14,774,211        18,050,440
                                                      -------------    --------------
Change in Net Assets from Operations................    (23,654,824)      (36,636,146)
                                                      -------------    --------------

Distributions from Net Investment Income............    (24,104,523)      (81,218,673)
Distributions from Net Realized Gain................            -0-        (2,869,500)
Return of Capital Distribution......................       (550,178)              -0-
                                                      -------------    --------------
Total Distributions.................................    (24,654,701)      (84,088,173)
                                                      -------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................    (48,309,525)     (120,724,319)
                                                      -------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     10,147,660        78,021,054
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     12,246,877        50,840,841
Cost of Shares Repurchased..........................   (282,768,430)     (783,136,054)
                                                      -------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (260,373,893)     (654,274,159)
                                                      -------------    --------------
TOTAL DECREASE IN NET ASSETS........................   (308,683,418)     (774,998,478)
NET ASSETS:
Beginning of the Period.............................    682,610,130     1,457,608,608
                                                      -------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $2,490,890
  and $2,082,876, respectively).....................  $ 373,926,712    $  682,610,130
                                                      =============    ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2002

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (23,654,824)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    277,792,552
  Decrease in Receivable for Investments Sold...............     27,204,682
  Decrease in Interest and Fees Receivables.................      2,711,816
  Decrease in Other Assets..................................        325,887
  Increase in Payable for Investments Purchased.............        342,236
  Decrease in Distributor and Affiliates Payable............       (108,490)
  Decrease in Investment Advisory Fee Payable...............       (246,921)
  Decrease in Administrative Fee Payable....................        (65,041)
  Decrease in Accrued Expenses..............................       (378,859)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         17,184
                                                              -------------
    Total Adjustments.......................................    307,595,046
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    283,940,222
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     10,388,305
Payments on Shares Repurchased..............................   (282,772,679)
Cash Dividends Paid.........................................    (12,854,286)
                                                              -------------
    Net Cash Used for Financing Activities..................   (285,238,660)
                                                              -------------
NET DECREASE IN CASH........................................     (1,298,438)
Cash at Beginning of the Period.............................      1,298,438
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        MARCH 27, 1998
                                                                        (COMMENCEMENT
                                         YEAR ENDED JULY 31,            OF INVESTMENT
                                -------------------------------------   OPERATIONS) TO
                                 2002     2001      2000       1999     JULY 31, 1998
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 8.49   $ 9.58   $  10.09   $  10.04       $10.00
                                ------   ------   --------   --------       ------
  Net Investment Income.......     .41      .75        .72        .65          .21
  Net Realized and Unrealized
    Gain/Loss.................    (.75)   (1.07)      (.50)       .04          .04
                                ------   ------   --------   --------       ------
Total from Investment
  Operations..................    (.34)    (.32)       .22        .69          .25
                                ------   ------   --------   --------       ------
Less:
  Distributions from Net
    Investment Income.........     .39      .74        .72        .64          .21
  Distributions from Net
    Realized Gain.............     -0-      .03        .01        -0-          -0-
  Return of Capital
    Distribution..............     .01      -0-        -0-        -0-          -0-
                                ------   ------   --------   --------       ------
Total Distributions...........     .40      .77        .73        .64          .21
                                ------   ------   --------   --------       ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $ 7.75   $ 8.49   $   9.58   $  10.09       $10.04
                                ======   ======   ========   ========       ======

Total Return* (a).............  -4.06%   -3.59%      2.27%      7.09%        2.52%**
Net Assets at End of the
  Period (In millions)........  $373.9   $682.6   $1,457.6   $1,472.0       $411.4
Ratio of Expenses to Average
  Net Assets*.................   1.67%    1.69%      1.64%      1.60%        1.70%
Ratio of Net Investment Income
  to Average Net Assets*......   5.05%    8.07%      7.37%      6.66%        6.33%
Portfolio Turnover (b)........     42%      25%        54%        23%           4%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     N/A      N/A        N/A      1.61%        1.92%
Ratio of Net Investment Income
  to Average Net Assets.......     N/A      N/A        N/A      6.65%        6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable Senior Loan, note, or other fixed-income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $112,820,453 which will expire between July 31, 2009 and July 31, 2010.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    At July 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $471,830,975
                                                                ============
Gross tax unrealized appreciation...........................    $  1,511,467
Gross tax unrealized depreciation...........................    (100,459,242)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(98,947,775)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $24,104,523    $82,847,599
  Long-term capital gain..................................          -0-      1,240,574
  Return of Capital.......................................      550,178            -0-
                                                            -----------    -----------
                                                            $24,654,701    $84,088,173
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference of $550,178 relating to return of capital distributions has been reclassified from accumulated undistributed net investment income to capital.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year.

F. EXPENSE REDUCTIONS During the year ended July 31, 2002, the Fund's custody fee was reduced by $1,364 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $4.0 billion..........................................     .950%
Next $3.5 billion...........................................     .900%
Next $2.5 billion...........................................     .875%
Over $10 billion............................................     .850%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Investments Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2002, the Fund recognized expenses of approximately $102,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended July 31, 2002, the Fund recognized expenses of approximately $23,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2002, the Fund recognized expenses of approximately $268,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At July 31, 2002, Van Kampen owned 10,000 shares of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                     INTEREST/
                            PAR/        REALIZED     DIVIDEND       VALUE
NAME                       SHARES*      GAIN/LOSS     INCOME       07/31/02        COST
Imperial Home Decor
  Group, Inc. -- Term
  Loan.................  $ 2,462,700      $-0-       $183,007     $2,302,625    $2,428,745
Imperial Home Decor
  Group, Inc. -- Common
  Shares...............      886,572       -0-            -0-            -0-       904,303
Imperial Home Decor
  Realty, Inc. --
  Common Shares........      886,572       -0-            -0-            -0-           -0-
TeleSpectrum Worldwide,
  Inc. -- Term Loan....  $ 1,869,163       -0-         42,058      1,219,255     1,108,323
TeleSpectrum Worldwide,
  Inc. -- Common &
  Preferred Shares.....   11,627,082       -0-            -0-            -0-           -0-

* Shares were acquired through restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At July 31, 2002 and July 31, 2001, paid in surplus aggregated $620,540,751 and $881,143,047, respectively.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2002    JULY 31, 2001
Beginning Shares........................................    80,403,273      152,178,276
                                                           -----------      -----------
Shares Sold.............................................     1,252,529        8,494,149
Shares Issued Through Dividend Reinvestment.............     1,519,006        5,595,595
Shares Repurchased......................................   (34,949,007)     (85,864,747)
                                                           -----------      -----------
Net Change in Shares Outstanding........................   (32,177,472)     (71,775,003)
                                                           -----------      -----------
Ending Shares...........................................    48,225,801       80,403,273
                                                           ===========      ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $187,026,952 and $355,776,166, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2002, 34,949,007 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 2002, Van Kampen received early withdrawal charges of approximately $363,500 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $5,957,200 as of July 31, 2002. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the year ended July 31, 2002, the Fund recognized commitment fee expenses of approximately $102,800. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

    At July 31, 2002, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                                (000)      (000)
SELLING PARTICIPANT
Wachovia Bank, N.A..........................................    $738       $738
                                                                ====       ====

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly. Included in these fees for the year ended July 31, 2002, are payments retained by Van Kampen of approximately $20,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $580,000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Floating Rate
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the Fund's custodian, brokers, and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 2002, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 6, 2002

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

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 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        FUND        SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1998  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        FUND        SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1998  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        FUND        SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (66)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1998  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1998  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (66)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        FUND        SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (61)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1998  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (61)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(56)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Asset Management Inc. Mr. Powers is also
                                                    Chairman of the Board, Trustee/Director and
                                                    President of funds in the Fund Complex. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1998  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

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Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
259                                                            Member NASD/SIPC.
SFR ANR 9/02                                                     7495I02-AP-9/02